-------------------------------
                                   ENZON, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                                  June 25, 1998
                          -------------------------------






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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1

           Authorization and Sale of Common Stock .........................    1
  1.1  Authorization ......................................................    1
  1.2  Sale of Common .....................................................    1

Section 2

           Closing Date: Delivery .........................................    1
  2.1  Closing Date .......................................................    1
  2.2  Delivery ...........................................................    1

Section 3

           Representations and Warranties of the Company ..................    2
  3.1  Organization and Standing ..........................................    2
  3.2  Corporate Power, Authorization .....................................    2
  3.3  Issuance and Delivery of the Shares ................................    2
  3.4  Private Placement Offering Memorandum: SEC Documents, Financial
       Statements .........................................................    2
  3.5  Governmental Consents ..............................................    3
  3.6  No Material Adverse Change .........................................    3
  3.7  Intellectual Property ..............................................    3
  3.8  Authorized Capital Stock ...........................................    4
  3.9  Litigation .........................................................    4
  3.10 Use of Proceeds ....................................................    4
  3.11 Accountants ........................................................    4
  3.12 Compliance With Other Instruments ..................................    5
  3.13 Permits ............................................................    5
  3.14 Investment Company .................................................    5
  3.15 Offering Materials .................................................    5

Section 4

           Representations, Warranties and Covenants of the Purchasers ....    5
  4.1  Power; Authorization ...............................................    5
  4.2  Investment Experience ..............................................    6
  4.3  Investment Intent ..................................................    6
  4.4  Registration or Exemption Requirements .............................    6



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                                TABLE OF CONTENTS
                                   (continued)


Section 5

           Conditions to Closing of Purchasers ............................    6
  5.1  Representations and Warranties .....................................    7
  5.2  Covenants ..........................................................    7
  5.3  Blue Sky ...........................................................    7
  5.4  Legal Opinion ......................................................    7
  5.5  Patent Opinion .....................................................    7
  5.6  Registration Statement .............................................    7
  5.7  Nasdaq Qualification ...............................................    7

Section 6

           Conditions to Closing of Company ...............................    7
  6.1  Representations and Warranties .....................................    8
  6.2  Covenants ..........................................................    8
  6.3  Blue Sky ...........................................................    8
  6.4  Registration Statement .............................................    8
  6.5  Nasdaq Qualification ...............................................    8

Section 7

           Affirmative Covenants of the Company ...........................    8
  7.1  Financial Information ..............................................    8
  7.2  Registration Requirements ..........................................    8
  7.3  Indemnification and Contribution ...................................   10

Section 8

           Restrictions on Transferability of Shares:
           Compliance with Securities Act .................................   12
  8.1  Restrictions on Transferability ....................................   13
  8.2  Restrictive Legend .................................................   13
  8.3  Transfer of Shares After Registration ..............................   13
  8.4  Purchaser Information ..............................................   13

Section 9

           Miscellaneous ..................................................   14
  9.1  Waivers and Amendments .............................................   14


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                                TABLE OF CONTENTS
                                   (continued)


  9.2  Placement Agent Fee ................................................  14
  9.3  Governing Law ......................................................  14
  9.4  Survival ...........................................................  14
  9.5  Successors and Assigns .............................................  14
  9.6  Entire Agreement ...................................................  14
  9.7  Notices, etc .......................................................  14
  9.8  Severability of this Agreement .....................................  15
  9.9  Counterparts .......................................................  15
  9.10 Further Assurances .................................................  15
  9.11 Termination ........................................................  15
  9.12 Expenses ...........................................................  15
  9.13 Currency ...........................................................  15

Exhibit A - Schedule of Purchasers
Exhibit B - Form of Purchaser's Questionnaire
Exhibit C - Opinion of Company  Counsel
Exhibit D - Opinions of Patent  Counsel
Exhibit E - Form of Purchaser's Legend Removal Certificate
Exhibit F - Form of Purchaser's Certificate of Subsequent Sale
Exhibit G - Description of Capital Stock









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

                                   ENZON, INC.


                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the "Agreement") is made as of June 25, 1998, by and among Enzon, Inc., a Delaware corporation (the "Company"), with its principal office at 20 Kingsbridge Road, Piscataway, New Jersey, and the persons listed on the Schedule of Investors attached hereto as Exhibit A (the "Purchasers").

                                    Section 1

                     Authorization and Sale of Common Stock

     1.1 Authorization. The Company has authorized the sale and issuance of 3,985,000 shares of its Common Stock, $0.01 par value per share (the "Common Stock") pursuant to this Agreement (the "Shares").

     1.2 Sale of Common. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of Shares set forth opposite such Purchaser's name on Exhibit A for $4.75 per share.

                                    Section 2

                             Closing Date: Delivery

     2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Dorsey & Whitney LLP, 250 Park Avenue, New York, NY 10177, at or before 10:00 a.m. New York Time, on that date that is two business days after the date on which the Registration Statement (as defined herein) is declared effective or at such time and place upon which the Company and SBC Warburg Dillon Read Inc. (the "Placement Agent") shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

     2.2 Delivery. At the Closing, the Company will deliver to each Purchaser a certificate, registered in the Purchaser's name as shown on Exhibit A, representing the number of Shares to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by wire transfer to the Company's bank account in the amount set forth on Exhibit A.





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                                    Section 3

                  Representations and Warranties of the Company

     The Company represents and warrants to the Purchasers as of the Closing Date as follows:

     3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state and has all requisite corporate power and authority to conduct its business as currently conducted and disclosed in the Offering Memorandum (as defined below).

     3.2 Corporate Power, Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not, conflict with or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject.

     3.3 Issuance and Delivery of the Shares. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

     3.4  Private  Placement  Offering  Memorandum:  SEC  Documents,   Financial
Statements. Each complete or partial statement, report, or proxy statement included within the Company's Private Placement Offering Memorandum dated June 4, 1998 (the "Offering Memorandum") is a true and complete copy of or excerpt from such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the



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Securities  Act of 1933,  as amended  (the  "Securities  Act"),  as  applicable.
Neither the Offering Memorandum nor any of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents (the "Financial
Statements") complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended; provided, however, that the
unaudited  Financial   Statements  are  subject  to  normal  recurring  year-end
adjustments (which in any case will not be material) and do not contain all footnotes required under generally accepted accounting principles.

     3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which Shares are offered and/or sold, (b) the filing of the Registration Statement and all amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement and (c) all required filings with The Nasdaq Stock Market necessary for the listing of the Shares.

     3.6 No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, since March 31, 1998, there have not been any changes in the assets, liabilities, financial condition or operations of the Company from those reflected in the Financial Statements, except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

     3.7 Intellectual Property. Except as disclosed in the Offering Memorandum, the Company owns or possesses sufficient rights to use all existing patents, patent rights, inventions, trade secrets, know-how, proprietary rights and processes that are necessary for the conduct and proposed conduct of its business as described in the Offering Memorandum (the "Company's Proprietary Rights") without any conflict with or infringement of the rights of others which would result in a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. The Company believes that there are no third parties who have or will be able to establish rights to any of the Company's Proprietary Rights, except for (i) the ownership rights of the third party licensors to the Company's Proprietary Rights which are licensed to the Company by such third party licensors and (ii) the third party licensees of the Company's Proprietary Rights. Except as disclosed in the Offering Memorandum, to the knowledge of the Company, there is no infringement by any third parties of any of the Company's Proprietary Rights. Except as disclosed in the Offering Memorandum, the Company has not received any notice of, and has



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no knowledge of any basis for, any  infringement  of or conflict  with  asserted rights of others with respect to any patent, patent right, invention, trade secret, know-how or other proprietary rights that, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

     3.8 Authorized Capital Stock. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in Exhibit G hereto; there is no capital stock outstanding as of such dates other than as described in Exhibit G hereto; and all issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Offering Memorandum and the Financial Statements and the related notes thereto included in the Offering Memorandum or in Exhibit G hereto, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. Except as described in Exhibit G hereto, no stockholder of the Company, other than the Purchasers, has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.

     3.9 Litigation. Except as set forth in the Offering Memorandum, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is the possibility of an adverse decision that (a) would reasonably be expected to have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement.

     3.10 Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Offering Memorandum.

     3.11 Accountants. KPMG Peat Marwick LLP, who have expressed their opinion with respect to the audited financial statements and schedules to be filed with the SEC as a part of the Registration Statement and included in the Registration Statement and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").




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     3.12 Compliance With Other Instruments.  Except as to defaults,  violations and breaches which individually or in the aggregate would not be material to the Company, the Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, each as amended to date, or of any agreement, license, permit, instrument, judgment, order, writ or decree to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company.

     3.13 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     3.14 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.15 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Offering Memorandum.

                                    Section 4

           Representations, Warranties and Covenants of the Purchasers

     Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:

     4.1 Power; Authorization. (i) Such Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b) as limited by equitable principles generally.

     4.2 Investment Experience. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has received and reviewed the Offering Memorandum, is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to permit it to protect its own interests in connection with the purchase of the Shares.



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     4.3  Investment  Intent.  Such  Purchaser is  purchasing  the Shares in the ordinary course of its business for its own account as principal, for investment purposes only, and not with a present view to, or for, the resale distribution thereof, in whole or in part, within the meaning of the Securities Act or any state securities laws. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser's investment intent as expressed herein. Such Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement (as defined below), and the responses provided therein shall be true and correct as of the effective date of the Registration Statement and as of the Closing Date. Purchaser has, in connection with its decision to purchase the number of Shares set forth in Exhibit A hereto, relied solely upon the Offering Memorandum and the documents attached as appendices thereto and the representations and warranties of the Company contained herein. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder and applicable state securities laws.

     4.4 Registration or Exemption Requirements. Such Purchaser further acknowledges, understands and agrees that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

                                    Section 5

                       Conditions to Closing of Purchasers

     Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

     5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.




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     5.2 Covenants.  All covenants,  agreements and conditions contained in this
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.

     5.4 Legal Opinion. The Purchasers shall have received a legal opinion of Dorsey & Whitney LLP, counsel to the Company, with respect to the matters set forth on Exhibit C.

     5.5 Patent Opinion. The Purchasers shall have received legal opinions of patent counsel to the Company with respect to the matters set forth on Exhibit D.

     5.6 Registration Statement. The Registration Statement (as defined below) registering the resale of the Shares by the Purchasers shall have been filed with and declared effective by the SEC, and no stop order suspending the effectiveness thereof and no proceedings therefor shall be pending or threatened by the SEC.

     5.7 Nasdaq Qualification. The Shares shall be duly authorized for listing by the Nasdaq Stock Market.

                                    Section 6

                        Conditions to Closing of Company

     The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

     6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

     6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.




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     6.4 Registration  Statement.  The Registration Statement (as defined below)
registering the resale of the Shares by the Purchasers shall have been filed with and declared effective by the SEC, and no stop order suspending the effectiveness thereof and no proceedings therefor shall be pending or threatened by the SEC.

     6.5 Nasdaq Qualification. The Shares shall be duly authorized for listing by the Nasdaq Stock Market.

                                    Section 7

                      Affirmative Covenants of the Company

     The Company hereby covenants and agrees as follows:

     7.1 Financial Information. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the Shares purchased by such Purchaser pursuant to this Agreement:

          (a) Within one hundred (100) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

          (b) Within fifty-five (55) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

          (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K

     7.2 Registration Requirements.

          (a) The Company shall use its best efforts to prepare and file a registration statement with the SEC under the Securities Act to register the resale of the Shares by the Purchasers (the "Registration Statement") no later than ten (10) days after the date hereof.

          (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. Registration Expenses shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Selling Expenses shall mean all selling commissions,



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     underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

          (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its reasonable best efforts to: (i) cause the Registration Statement to become effective within sixty (60) days of the date hereof, (ii) keep such registration effective until the earlier of (a) the second anniversary of the Closing Date, (b) such date as all of the Shares have been resold by the original Purchasers thereof, or (c) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act; (iii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iv) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (v) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (vi) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (viii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states reasonably specified in writing by a Purchaser, provided as to clause (B), however, that in no event shall the Company be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by such Purchaser.

          (e) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to a registration on Form S-3, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, until the earlier of (A) the second anniversary of the Closing Date or (B) such date as all of the Shares shall have been resold by the original Purchasers thereof; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and

     (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to such Form S-3.

          (f) At any time the Company may refuse to permit a Purchaser to resell any Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Purchasers and the Placement Agent to the effect that a cessation of the ability to sell under, or a withdrawal of, such Registration Statement is necessary because a sale pursuant to the Registration Statement in its then-current form would constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to promptly amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Purchasers and the Placement Agent promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to withdraw the registration statement more then one (1) time in any twelve (12) month period, and the period during which such Registration Statement may be withdrawn shall not exceed sixty (60) days. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or the ability to sell thereunder is suspended as set forth in this Section 7.2(f).

     7.3 Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon, any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section
     8.3 hereof, or (iii) any untrue statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

          (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the

     Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 8.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and each Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claim, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Shares to which such loss relates and not joint.

          (e) The  obligations  of the  Company  and the  Purchasers  under this
     Section 7.3 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

                                    Section 8

                   Restrictions on Transferability of Shares:
                          Compliance with Securities Act

     8.1 Restrictions on Transferability. The Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

     8.2 Restrictive Legend. Each certificate representing Shares shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

               ADDITIONALLY THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE COMMON STOCK PURCHASE AGREEMENT DATED JUNE 25, 1998 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF SHARES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THIS CERTIFICATE WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 7.2 AND 8.3 OF THE
               AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

     The legend contained in this Section 8.2 may be removed from a certificate either in accordance with Section 8.3 or immediately upon receipt by the Transfer Agent of a certificate substantially in the form attached hereto as Exhibit E.

     8.3 Transfer of Shares After Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule
144. Purchaser further acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the Company's transfer agent evidencing such Shares is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit F.

     8.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."

                                    Section 9

                                  Miscellaneous

     9.1 Waivers and Amendments. With the exception of Sections 7.1 and 7.2 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Sections 7.1 and 7.2 hereof, with the written consent of the Company and the record holders of more than fifty percent (50%) of the Shares then outstanding and held by Purchasers, the terms of the Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Shares.

     9.2 Placement Agent Fee. Each Purchaser acknowledges that the Company intends to pay a fee to SBC Warburg Dillon Read Inc. and Evolution Capital in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

     9.3 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of New York without any regard to conflicts of laws principles.

     9.4 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

     9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

     9.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

     9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Exhibit A or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail seven days after such notice or communication shall have been deposited in the United States mail.

     9.8 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.10 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.11 Termination. In the event that the Closing shall not have occurred on or before sixty (60) days from the date hereof, the Purchasers shall have the option to terminate this Agreement at the close of business on such date, and in the event that the Closing shall not have occurred on or before ninety (90) days from the date hereof, this Agreement shall terminate at the close of business on such date.

     9.12 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

     9.13 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

     The foregoing agreement is hereby executed as of the date first above written.


                                   "COMPANY"

                                   ENZON, INC.
                                   a Delaware corporation


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


                                   "PURCHASERS"


                                   THE DCF LIFE SCIENCES FUND, LTD.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   DCF PARTNERS, L.P.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   ARIES DOMESTIC FUND, L.P.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   THE ARIES TRUST



                                   By:
                                      ------------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                         ---------------------------------------



                                   HAUSMANN HOLDINGS, N.V.



                                   By:
                                      ------------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title:
                                         ---------------------------------------

                                   ORACLE OFFSHORE LTD.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   ORACLE PARTNERS L.P.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   ORACLE INSTITUTIONAL PARTNERS



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   GSAM ORACLE FUND, INC.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   SBC WARBURG DILLON READ, INC.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   SBC WARBURG DILLON READ, INC.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   CACLUCEUS CAPITAL L.P.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   CACLUCEUS CAPITAL LTD.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   MERLIN BIOMED L.P.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   DEUTSCHE VERMOGEN SBILDUNGSGESELL
                                   SCHAFT MBH



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   WAYNE P. ROTHBAUM



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------



                                   MITCHELL D. SILBER



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   NEW TECHNOLOGIES FUND




                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                    Exhibit A
                                     to CSPA


               Purchaser                           Shares       Purchase Price
               ---------                           ------       --------------

DCF Life Sciences Fund Ltd.                       200,000       $   950,000

DCF Partners, L.P.                                853,000       $ 4,051,750

     C/O DCF Capital
     660 Steamboat Road
     Greenwich, CT 06830
     Attn: Mr. Doug Floren
     Facsimile: (203) 618-1495

Oracle Partners, L.P.                             315,789       $ 1,499,997.75

Oracle Institutional Partners, L.P.                78,496       $   372,856

GSAM Oracle Fund, Inc.                            168,721       $   801,424.75

Haussmann Holdings, N.V                            50,526       $   239,998.50

Oracle Offshore Ltd.                               18,046       $    85,718.50

     C/O Oracle Partners, L.P.
     712 Fifth Avenue, 45th Floor
     New York, NY 10019
     Attn: Mr. Norman Schleffer
     Facsimile: (212) 459-0863

SBC Warburg Dillon Read, Inc.                     500,000       $ 2,375,000

     141 West Jackson Blvd.
     Chicago, IL  60604
     Attn: Mr. James Del Medico
     Facsimile: (312) 554-6332

Caduceus Capital L.P.                             105,000       $   498,750

Caduceus Capital Ltd.                             220,000       $ 1,045,000

     C/O Orbimed Advisors LLC
     767 Third Avenue, 6th Floor
     New York, NY 10017
     Attn: Mr. Sven H. Borho
     Facsimile: (212) 739-6444

Merlin BioMed LP                                   21,053       $   100,001.75

Deutsche Vermogen                                 294,737       $ 1,400,000.75
Sbildungsgesell Shaft mbH

     C/O Merlin Biomed
     237 Park Avenue, Suite 801
     New York, NY 10017
     Attn: Ms. Jennifer Stoler
     Facsimile: (212) 808-7422

The Aries Trust                                   747,368         3,549,998

Aries Domestic Fund, L.P.                         305,264         1,450,004

     C/O Paramount Capital Asset
       Management, Inc.
     787 Seventh Avenue
     New York, NY 10019
     Attn: Mr. David Tanen
     Facsimile: (212) 554-4355

Wayne P. Rothbaum                                  30,000       $   142,500

Mitchell D. Silber                                 15,000       $    71,250

     C/O The Carson Group
     156 West 56th Street
     10th Floor
     New York, NY 10019
     Attn: Mr. Wayne Rothbaum

New Technologies Fund                              60,000       $   285,000

     C/O Emerging Growth
       Management Co.
     One Embarcadero Center
     Suite 2410
     San Francisco, CA 94111
     Attn: Mr. Marc Pentopoulos
     Facsimile: (415) 782-9645
                                               ----------       --------------
                                                3,983,000       $18,919,250
                                               ==========       ==============

                                    Exhibit B

                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Common Stock Purchase Agreement)

A.   Complete the following items in the Common Stock Purchase Agreement:

     1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

     2.   Exhibit B-1 - Stock Certificate Questionnaire:

          Provide   the   information   requested   by  the  Stock   Certificate
          Questionnaire;

     3.   Exhibit B-2 - Registration Statement Questionnaire:

          Provide the information requested by the Registration Statement Questionnaire.

     4.   Exhibit B-3 - Purchaser Certificate:

          Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

     5.   Return the signed Purchase Agreement  including the properly completed
          Exhibit 4.2 to:

                         Brobeck, Phleger & Harrison LLP
                         1633 Broadway, 47th Floor
                         New York, New York 10019
                         Telephone: (212) 581-1600
                         Attn: Heather Willens, Esq.

B. Instructions regarding the transfer of funds for the purchase of Shares will be telecopied to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

          (i) must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Purchaser's request); and

          (ii) must send a letter in the form of Exhibit D to the Company so that the Shares may be properly transferred.

                                   Exhibit B-1

                                   ENZON, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


                  Pursuant to Section 4.3 of the Agreement, please provide us with the following information:


1.   The exact name that the Shares are to be
     registered in (this is the name that will
     appear on the stock certificate(s)). You may
     use a nominee name if appropriate:            _____________________________

2.   The relationship between the Purchaser of the
     Shares and the Registered Holder listed in
     response to item 1 above:                     _____________________________

3.   The mailing address of the Registered Holder
     listed in response to item 1 above:           _____________________________


                                                   _____________________________


                                                   _____________________________


                                                   _____________________________


                                                   _____________________________

4.   The Tax Identification Number of the
     Registered Holder listed in response to item
     1 above:                                      _____________________________

                                   Exhibit B-2

                                   ENZON, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


     In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

     1. Please state your organization's name exactly as it should appear in the Registration Statement:


     2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the prospectus included in the Registration Statement?

     _____ Yes        _____ No

     If yes, please indicate the nature of any such relationship below:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   Exhibit B-3

                                   ENZON, INC.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS


     If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

     I certify that the representations and responses below are true and accurate:

     In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

     ___ (1) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     ___ (2) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

     ___ (3) An executive officer or director of the Company.




Dated: __________________           ____________________________________________
                                    Name(s) of Purchaser

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature

                                   Exhibit B-4

                                   ENZON, INC.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS


     If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

     The undersigned certifies that the representations and responses below are true and accurate:

     (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Common Stock Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

     (b) Indicate the form of entity of the undersigned:

         ____  Limited Partnership

         ____  General Partnership

         ____  Corporation

         ____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               ________.  (Continue on a separate piece of paper, if necessary.)

          ____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):_______
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               ________.  (Continue on a separate piece of paper, if necessary.)

          ____ Other form of organization (indicate form of organization (____
               _______________________________________________________________).

     (c) Indicate the approximate date the undersigned entity was formed: ______
____________________.

     (d) In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

          ____ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

          ____ 2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

          ____ 3. An insurance company as defined in Section 2(13) of the Securities Act;

          ____ 4. An investment  company registered under the Investment Company
               Act of 1940 or a  business  development  company  as  defined  in
               Section 2(a)(48) of that Act;

          ____ 5. A Small Business Investment Company licensed by the U.S. Small
               Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

          ____ 6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

          ____ 7. An employee  benefit  plan within the meaning of the  Employee
               Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          ____ 8. A private business  development  company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940;

          ____ 9. An organization described in Section 501(c)(3) of the Internal
               Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

          ____ 10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

          ____ 11. An entity in which all of the equity owners qualify under any of the above  subparagraphs.  If the undersigned  belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               ________________________________________________________________.
               (Continue on a separate piece of paper, if necessary.)



Dated: _________________________, 19__

______________________________________
Name of investor



_____________________________________________________________
Signature and title of authorized officer, partner or trustee

                                    Exhibit C

                           Opinion of Company Counsel

                                    EXHIBIT C

                                                                           DRAFT



                              [Closing Date], 1998

[                 ]


     Re: Enzon, Inc. - Sale of Common Stock


Ladies and Gentlemen:

     We have acted as counsel to Enzon, Inc. (the "Company") in connection with the sale by the Company of shares of common stock of the Company (the "Shares") pursuant to the Common Stock Purchase Agreement (the "Purchase Agreement"), dated as of June [ ], 1998, by and between the Company and the investors listed on Schedule A thereto (the "Purchasers"). This opinion is being delivered pursuant to Section 5.4 of the Purchase Agreement. All capitalized terms used herein and not defined herein have the meanings assigned to such terms in the Purchase Agreement.

     We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below.

     In rendering our opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise) on the part of such parties and have been duly executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon the representations made in the Purchase Agreement and upon certificates of officers of the Company and of public officials (including, without limitation, those certificates delivered to others at the Closing).

     Our opinions expressed below as to certain factual matters are qualified as being limited "to our knowledge" or by other words to the same or similar effect. Such words, as used herein, mean the information known to the attorneys in the firm who have principally represented the Company in connection with the transactions contemplated by the Purchase Agreement. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered thereby. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

     Based on the foregoing, we are of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     2. The Company has the corporate power and authority to enter into the Purchase Agreement and to issue, sell and deliver to the Purchasers the Shares to be issued and sold by it thereunder.

     3. The Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

     4. The performance by the Company of the Purchase Agreement and the consummation by the Company of the transactions therein contemplated will not
(a) violate any provision of the Company's charter or bylaws or any applicable statute, rule or regulation, or (b) result in the material breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument known to us to which the Company is a party or by which its properties are bound, or, to our knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, or over any of its properties or operations; provided, however, that we express no opinion herein regarding state or foreign securities or Blue Sky laws.

     5. The Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company according to its terms.

     6. The Shares to be issued by the Company pursuant to the terms of the Purchase Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms thereof, duly authorized and validly issued and fully paid and nonassessable, and the stockholders of the Company have no preemptive or other rights to purchase any of the Shares.

     The opinions set forth above are subject to the following qualifications and exceptions:

          (a) Our opinions are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' or secured creditors' rights, including (without limitation) applicable fraudulent transfer laws.

          (b) Our opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

          (c) Our opinions are subject to possible judicial action giving effect to governmental actions or foreign laws affecting creditors' rights.

          (d)  Our   opinions,   insofar  as  they  relate  to   indemnification
     provisions, are subject to the effect of federal and state securities laws and public policy relating thereto.

     Our opinions expressed above are limited to the law of the State of New York, the Delaware General Corporation Law, and the federal laws of the United States of America.

     The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                           Very truly yours,

                                    Exhibit D

                           OPINIONS OF PATENT COUNSEL

                   [LETTERHEAD OF ROBERTS & MERCANTI, L.L.P.]



                                 June 25, 1998

The Purchasers in the
Enzon, Inc. Common Stock
Purchase Agreement
dated June 25, 1998
and
SBC Warburg Dillon Read, Inc
535 Madison Avenue
New York, New York 10022

                 Re: Opinion of Intellectual Property Counsel with Respect to Enzon's PEG INTRON A Technologies and Proprietary Rights
                 Our Reference 213 1092

Ladies and Gentlemen:

     Our client, Enzon, Inc., a Delaware corporation (the "Company"), has requested that we furnish to you our opinion in respect of certain matters relating to the Company's PEG INTRON A technologies, and pursuant to Section 5.5 of the Common Stock Purchase Agreement, dated June 25, 1998, between SBC
Warburg Dillon Read, Inc. (the "Placement Agent") and the Company (the Placement Agent Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them, in the Purchase Agreement.

     For the purposes of rendering the opinions set forth below, we have either reviewed the following in the course of preparing this opinion or else we have reviewed the following in the course of our representation of the Company (collectively the "Documents"):

     1.   the Purchase Agreement;

     2. that certain Private Placement Offering Memorandum (the "Memorandum") dated June 2, 1998, together with any and all exhibits and amendments thereto;

     3. the patents and patent applications listed on Schedule 1 attached hereto, which include all of the patents and patent applications referred to in the memorandum (the "Patents and Patent Applications") with respect to the Company's PEG

SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 2


          INTRON A technologies and which are divided into category A, which are the patents and patent applications owned by the Company and the Company's subsidiaries listed on Schedule 2 attached hereto (the "Subsidiaries") (collectively, the "Owned Patent Rights") collectively, and category B, which are the patents and patent applications licensed by the Company and its Subsidiaries (collectively, the "Licensed Patent Rights");

     4. copies of the license agreements listed on Schedule 3 attached hereto (collectively, the "License Agreements");

     5. copies of assignments relevant to ownership of the Patents and Patent Applications,

     6. the results of searches in the United States Patent and Trademark Office ("USPTO"), completed on June 4, 1998 in relation to the USPTO's record of title to the United States patents and patent applications within the Patents and Patent Applications;

     7. any and all references cited to, or by, the USPTO during the prosecution of the United States patents and patent applications included within the Patents and Patent Applications;

     8. the documents referred to in those opinions of this firm which we delivered to the Company relating to the Owned Patent Rights or relating to whether the PEG INTRON A products or proposed products of the Company infringe patents belonging to any third parties;

     9.   the internal files of this firm pertaining to the Owned Patent Rights.

         Whenever our opinions herein are qualified by the phrase "to our best knowledge," except as may be further qualified below, such language means that based upon the Documents, the actual knowledge of attorneys within our firm (i.e., not including matters as to which such attorneys could be deemed to have constructive knowledge) and inquiries of officers, directors and employees of the Company, we believe that such opinions are factually correct.

     (1) To our best knowledge, the Company and its Subsidiaries are the sole owners of the Owned Patent Rights and have obtained currently effective licenses to the Licensed Patent Rights pursuant to the License Agreements.

SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 3


     (2) The Company and its Subsidiaries are listed in the records of the USPTO as the sole owners of the United States patents and patent applications within the Owned Patent Rights.

     (3) The Licensors are listed in the records of the USPTO as the sole owners of the United States patents and patent applications within the Licensed Patent Rights.

     (4) To our best knowledge, the Company and its Subsidiaries have good and marketable title to the Owned Patent Rights, free of any liens, pledges, claims, security interests or other encumbrances, but excluding those licenses set forth on Schedule 4.

     (5) To our best knowledge, there is no information which would preclude the grant of patent from each of the patent applications within the Patents and Patent Applications, it being understood that there can be no certainty as to which adjustments may be made to the claims as part of the prosecution process within the PTO.

     (6) To our best knowledge, the Company, the Subsidiaries and the Licensors have all complied with USPTO's duty of candor and disclosure for each of the United States patents and patent applications included in the Patents and Patent Applications.

     (7) To our best knowledge, there is no information which forms a basis for a finding of unenforceability or invalidity of any of the claims of the Patents and Patent. Applications except for with regard to U.S. Patent No. 5,324,614; prior art uncovered after the '614 patent issued may be deemed to be such information either by itself or in combination with other information.

     (8) There is no pending or, to our best knowledge, threatened action, suit, proceeding, or claim by others challenging the Company's or its Subsidiaries' ownership or license rights in or to any of the Owned Patent Rights or Licensed Patent Rights.


     (9) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any of the Owned Patent Rights or Licensed Patent Rights.

     (1O) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by the Company or its Subsidiaries that a third party has or will infringe or otherwise violate any of the Owned Patent Rights or Licensed Patent Rights.

SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 4


     (11) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by any third party that the Company or its Subsidiaries or their products and processes infringe or otherwise violate any patent, trademark, copyright, trade secret or other right of such third party.

     (12) To our best knowledge, the statements in the Memorandum under the captions "Risk Factors - Patents and Proprietary Rights" and "Executive Summary" and other references in the Memorandum to the Intellectual Property and other patent, trade secret, trademark and licensing matters, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly present the information purported to be disclosed therein.

     We have participated in conferences with officials and other representatives of the Company, Company's counsel and others, at which conferences the contents of the Memorandum and related matters were discussed, and although we have not verified the accuracy or completeness of the statements contained in the Memorandum, nothing has come to our attention which leads us to believe that the Memorandum or exhibits thereto (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading.


                                           Sincerely,


                                           ROBERTS & MERCANTI, L.L.P.

                                           /s/MICHAEL N. MERCANTI
                                           ----------------------
                                           Michael N. Mercanti

MNM/aap

                                      DRAFT


                                           June 25, 1998



The Purchasers in the Enzon, Inc.
     Common Stock
Purchase Agreement Dated June 25, 1998

and

SBC Warburg Dillon Read, Inc.
535 Madison Avenue
New York, New York 10022


Ladies and Gentlemen:

     Our client, Enzon, Inc., a Delaware corporation (the "Company"), has requested that we furnish to you our opinion in respect of certain matters relating to the Company's single chain antigen binding protein ("SCA") technologies, and pursuant to Section 5.5 of the Common Stock Purchase Agreement, dated June 25, 1998, between SBC Warburg Dillon Read, Inc. (the "Placement Agent") and the Company (the "Placement Agent Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     For the purposes of rendering the opinions set forth below, we have either reviewed the following in the course of preparing this opinion or else we have reviewed the following in the course of our representation of the Company (collectively the "Documents"):

     1.   the Purchase Agreement;

The Purchasers in the Enzon, Inc. Common Stock and SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 2


     2. that certain Private Placement Offering Memorandum (the "Memorandum") dated June 2, 1998, together with any and all exhibits and amendments thereto;

     3. the patents and certain patent applications listed on Schedule 1 attached hereto, which include all of the patents and patent applications referred to in the Memorandum (the "Patents and Patent Applications") with respect to the Company's SCA technologies and which are divided into category A, which are the patents and patent applications owned by the Company and the Company's subsidiaries listed on Schedule 2 attached hereto (the "Subsidiaries") (collectively, the "Owned Patent Rights") collectively, and within category B, the issued U.S. patents licensed by the Company and its Subsidiaries no pending applications were examined in category B (collectively, the "Licensed Patent Rights");

     4. copies of the license agreements listed on Schedule 3 attached hereto (collectively, the "License Agreements");

     5. copies of assignments relevant to ownership of the Patents and Patent applications;

     6. the results of searches in the United States Patent and Trademark Office ("USPTO"), completed on June 25, 1998 in relation to the USPTO's record of title to the United States patents and patent applications within the Patents and Patent Applications;

     7. any and all references cited to, or by, the USPTO during the prosecution of the United States patents and patent applications included within Owned Patent Rights of the Patents and Patent Applications;

     8. the documents referred to in those opinions of this firm which we delivered to the Company relating to the Owned Patent Rights or relating to whether the SCA products or proposed products of the Company infringe patents belonging to any third parties;

     9.   the internal files of this firm pertaining to the Owned Patent Rights.

     Whenever our opinions herein are qualified by the phrase "to our best knowledge," except as may be further qualified below, such language means that based upon the Documents, the

The Purchasers in the Enzon, Inc. Common Stock and SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 3


actual knowledge of attorneys within our firm (i.e., not including matters as to which such attorneys could be deemed to have constructive knowledge) and inquiries of officers, directors and employees of the Company, we believe that such opinions are factually correct.

          (1) To our best knowledge, the Company and its Subsidiaries are the sole owners of the Owned Patent Rights and have obtained currently effective licenses to the Licensed Patent Rights pursuant to the License Agreements.

          (2) The Company and its Subsidiaries are listed in the records of the USPTO as the sole owners of the United Stated patents and patent applications within the Owned Patent Rights.

          (3) The Licensors are listed in the records of the USPTO as the sole owners of the United Stated patents within the Licensed Patent Rights. The undersigned can make no representation about the ownership of any pending patent applications of Licensors.

          (4) To our best knowledge, the Company and its Subsidiaries have good and marketable title to the Owned Patent Rights, free of any liens, pledges, claims, security interests or other encumbrances, but excluding those licenses set forth on Schedule 4.

          (5) To our best knowledge, there is no information which would preclude the grant of a patent from each of the patent applications within the Owned Patent Rights, it being understood that there can be no certainty as to which adjustments may be made to the claims as part of the prosecution process within the PTO. The undersigned can make no representation about the granting of any pending patent applications of third parties, such as Licensors.

          (6) To our best knowledge, the Company, and the Subsidiaries have all complied with USPTO's duty of candor and disclosure for each of the United Stated patents and patent applications included in the Owned Patent Rights. No representation can be made with respect to complying with the duty of candor by any Licensor.

          (7) To our best knowledge, there is no information which forms a basis for a finding of unenforceability or invalidity of any of the claims of the Owned Patent Rights.

          (8) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or its Subsidiaries' ownership or license rights in or to any of the Owned Patent Rights or Licensed Patent Rights.

The Purchasers in the Enzon, Inc. Common Stock and SBC Warburg Dillon Read, Inc.
June 25, 1998
Page 4


          (9) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any of the Owned Patent Rights.

          (10) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by the Company or its Subsidiaries that a third party has or will infringe or otherwise violate any of the Owned Patent Rights or Licensed Patent Rights. However, the Company is constantly evaluating the activity of third parties and intends to enforce its patent rights when necessary and appropriate.

          (11) There is no pending or, to our best knowledge, threatened action, suit, proceeding or claim by any third party that the Company or its Subsidiaries or their products and processes infringe or otherwise violate any patent, trademark, copyright, trade secret, or other right of such third party.

          (12) To our best knowledge, the statements in the Memorandum under the captions "Risk Factors - Patents and Proprietary Rights" and "Executive Summary" and other references in the Memorandum to the Intellectual Property and other patent, trade secret, trademark and licensing matters, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly present the information purported to be disclosed therein.

     We have participated in conferences with officials and other representatives of the Company, Company's counsel and others, at which conferences the contents of the Memorandum and related matters were discussed, and although we have not verified the accuracy or completeness of the statements contained in the Memorandum, nothing has come to our attention which leads us to believe that the Memorandum or exhibits thereto (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading.

                                   Very truly yours,

                                   STERNE, KESSLER, GOLDSTEIN & FOX P.L.L.C.

                                   DRAFT

                                   Jorge A. Goldstein


JAG/aye

                                                                    Confidential


                       ENZON SCA(R) PROTEINS PATENT RIGHTS
                       -----------------------------------

                                                  DATE                                                   DATE
TITLE             INVENTOR         COUNTRY        FILED          SERIAL NO.          PATENT NO.          ISSUED
-----             --------         -------        -----          ----------          ----------          ------
Single            Ladner, Bird     US             09/02/86       06/902,971          Abandoned
Polypeptide                        US             09/02/87       07/902,110          Abandoned
Chain Molecules                    PCT            09/02/87       PCT/US87/02208
                                   EP             09/02/87       87906006.9          0281604             03/31/93
                                   Austria        09/02/87       87906006.9          0281604             03/31/93
                                   Belgium        09/02/87       87906006.9          0281604             03/31/93
                                   France         09/02/87       87906006.9          0281604             03/31/93
                                   Germany        09/02/87       87906006.9          0281604             03/31/93
                                   Italy          09/02/87       87906006.9          0281604             03/31/93
                                   Luxembourg     09/02/87       87906006.9          0281604             03/31/93
                                   Netherlands    09/02/87       87906006.9          0281604             03/31/93
                                   Sweden         09/02/87       87906006.9          0281604             03/31/93
                                   Switzerland    09/02/87       87906006.9          0281604             03/31/93
                                   U. Kingdom     09/02/87       87906006.9          0281604             03/31/93
                                   CA             09/04/87       546,164
                                   Japan          09/02/88       219589              Abandoned
                                   US             01/19/89       07/299,617          4,946,778           08/07/90
                                   US             04/25/90       07/512,910          5,260,203           11/09/93
                                   US             04/01/93       08/040,440          5,455,030           10/03/95
                                   US             06/06/95       08/468,988          5,518,889           05/21/96
                                   US             06/06/95       08/468,992          5,534,621           07/09/96

Computer Based    Ladner           US             09/02/86       06/902,970          4,704,692           11/03/87
System and                         PCT            09/02/87       PCT/US87/02211
Method for                         EP             09/02/87       87906007.7          Abandoned
Determining                        US             11/02/87       07/115,919          Abandoned
Possible                           US             06/09/88       07/204/940          4,881,175           Abandoned
Chemical
Structures

Organism          Ladner, Glick    US             03/02/87       07/021,046          Abandoned
Carrying a        Bird             PCT            03/02/88       PCT/US88/00716
Single Chain                       EP             03/02/88       88903058.1          034978              11/30/94
Antibody                           France         03/02/88       88903058.1          034978              11/30/94
Domain                             Germany        03/02/88       88903058.1          034978              11/30/94
at its Surface                     U. Kingdom     03/02/88       88903058.1          034978              11/30/94
                                   US             07/30/89       07/373,702          Abandoned
                                   US             04/02/91       07/680,009          Abandoned
                                   US             11/04/91       07/802,631          Abandoned
                                   US             10/13/94       08/322,352          Abandoned

Incremental       Hardman          US             09/02/87       07/092,147          4,939,666           07/03/90
Macromolecule                      CA             09/01/88       576,286             Abandoned
Construction Method                JP             09/02/88       221223              Abandoned

                                                                    Confidential


                       ENZON SCA(R) PROTEINS PATENT RIGHTS
                       -----------------------------------

                                                  DATE                                                   DATE
TITLE             INVENTOR         COUNTRY        FILED          SERIAL NO.          PATENT NO.          ISSUED
-----             --------         -------        -----          ----------          ----------          ------
                                   JP             11/20/92       510157
Multivalent       Whitlow,         US             11/25/91       07/796,936          Abandoned
Antigen-          Wood             CA             11/20/92       2,122,732
Binding           Hardman          US             11/20/92       07/989,846          Abandoned
Proteins                           PCT            11/20/92       PCT/US92/09965
                                   EP             11/20/92       93900545.I
                                   US             02/22/95       08/392,338

Linkers for       Whitlow,         US             11/20/92       07/980,529          Abandoned
Linked fusion     Filpula          US             01/15/93       08/002,845          Abandoned
Polypeptides                       PCT            11/17/93       PCT/US93/11138      Abandoned
                                   US             04/07/94       08/224,591
                                   US             09/10/97       08/926,789

Antigen Binding   Whitlow,         US             10/13/94       08/232,445          5,763,733           06/09/98
Fusion Proteins   Filpula, Shorr   US             08/16/95       08/515,903
                                   PCT            10/13/95       PCT/US95/12840

Protein           Lee              US             04/07/95       08/417,855          5,656,730           08/12/97
Stabilized                         US             03/17/97       08/819,033
by Histidine

Production and    Filpula,         US             04/30/97       60/044,449          Abandoned
Uses of           Wang,            US             10/27/97       60/063,074
Glycosylated      Shorr,           US             12/02/97       60/067,341
Single Chain      Whitlow,         US             04/30/98       09/069,842
Fv Proteins       Lee              PCT            04/30/98

Polyalkylene      Shorr,           US             06/23/97       60/050,472
Glyco-Modified    Whitlow,         US             04/30/98       09/069,842
Single Chain      Filpula,         PCT            04/30/98       08654
Polypeptides      Lee


June 2, 1998
u:\sca.con

                                   SCHEDULE 1B
                                   -----------


6/25/92              OIA Patent Applications/Issued Patents               Page 1

--------------------------------------------------------------------------------
File No./                Docket No.          MSKCC Inventor(s)
Title of Disclosure
--------------------------------------------------------------------------------

SK 340                   25562               Lloyd et al

Monoclonal Antibodies to Human Gastrointestinal Cancer


Status of Disclosure: Abandoned for SK 340.1
--------------------------------------------------------------------------------
Canada              Serial #: 507,097             Filing Date: 4/18/86
                    Patent #:                     Issue Date:
                    Status of Application:

--------------------------------------------------------------------------------

PO
         Serial #: 86104321.4          Filing Date: 3/27/86
                    Patent #:                     Issue Date:
                    Status of Application:

--------------------------------------------------------------------------------

Japan               Serial #: 091154/86           Filing Date: 4/19/86
                    Patent #:                     Issue Date:
                    Status of Application:

--------------------------------------------------------------------------------

U.S.                Serial #: 724,991             Filing Date: 4/19/85
                    Patent #:                     Issue Date:
                    Status of Application:        Abandoned for SK 340.1

--------------------------------------------------------------------------------

SK 340.1                 25562-A             Lloyd et al

Monoclonal Antibodies to Human Gastrointestinal Cancer


Status of Disclosure: Abandoned for SK 340.2. Continuation of SK 340
--------------------------------------------------------------------------------
U.S.                Serial #: 118,411             Filing Date: 11/06/87
                    Patent #:                     Issue Date:
                    Status of Application:        Abandoned for SK 340.2,
                                                  Continuation of SK 340
--------------------------------------------------------------------------------

6/25/92              OIA Patent Applications/Issued Patents               Page 2

--------------------------------------------------------------------------------
File No./                Docket No.          MSKCC Inventor(s)
Title of Disclosure
--------------------------------------------------------------------------------

SK 340.2                 25562-B             Welt et al

Method of Imaging Colorectal Carcinoma Lesion and Composition for use therein


Status of Disclosure: Active.  CIP of SK 340.1
--------------------------------------------------------------------------------
U.S.                Serial #: 327,765             Filing Date: 3/23/89
                    Patent #:                     Issue Date:
                    Status of Application:        Abandoned for SK 340.3
                                                  and SK 340.4, CIP of SK
--------------------------------------------------------------------------------


SK 340.3                 25562-C             Welt et al

Method of Imaging Colorectal Carcinoma Lesion and Composition for use therein


Status of Disclosure: Active.  Continuation of SK 340.2
--------------------------------------------------------------------------------
U.S.                Serial #: 673,155             Filing Date: 3/18/91
                    Patent #:                     Issue Date:
                    Status of Application:        Divisional of SK 340.2
                                                  Abandoned
--------------------------------------------------------------------------------


SK 340.4                 25562-D             Welt et al

Method of Imaging Colorectal Carcinoma Lesion and Composition for use therein


Status of Disclosure: Active.  Divisional of SK 340.2
--------------------------------------------------------------------------------
U.S.                Serial #: 671,132             Filing Date: 3/18/91
                    Patent #:                     Issue Date:
                    Status of Application:        Divisional of SK 340.2
                                                  U.S. Patent 5,160,723
--------------------------------------------------------------------------------

U.S.                Serial #: 020,223
                    Patent #: 5,431,897
                    Status of Application:        U.S. Patent 5,432,897
--------------------------------------------------------------------------------

U.S.                Serial #: 312,633
                    Patent #: 5,643,550
                    Status of Application:        U.S. Patent 5,643,550
--------------------------------------------------------------------------------

                                  SCHEDULE 1B

                        PROTEIN ENGINEERING CORPORATION
                        -------------------------------

Title                    Inventor                Patent No.      Date Issued
-----                    --------                ----------      -----------

Directed Evolution       Ladner, et. al.         5,223,409       06/29/93




                            AGEN BIOMEDICAL LIMITED
                            -----------------------

Title                    Country                 Serial No.
-----                    -------                 ----------

Immunological Use        AU                      S0949/90
of Microwaves                                    (640634)
                         Int'l                   PCT/AU90/00040
                         CA                      2,046,621
                         EU                      90902980.3
                         US                      07/792,578



                            MOLECULAR ONCOLOGY, INC.

        U.S. Patent application Ser. No. 06/836,414; filed March 5, 1986

                                  SCHEDULE 1B

                               XOMA PATENT RIGHTS

                                                             DATE
TITLE                   INVENTOR         COUNTRY             FILED          SERIAL NO.           PATENT NO.
-----                   --------         -------             ------         ----------           ----------
Modular Assembly        Robinson, Liu,   *United States      11/01/85       06/793,980
of Antibody Genes,      Horwitz, Wall,   Australia           10/27/86       65981/86             606,320
Antibodies Prepared     Better           Austria             10/27/86       EP 86906676.1        0247091
Thereby and Use                          Belgium             10/27/86       EP 86906676.1        0247091
                                         Canada              10/31/86       521,909
                                         Denmark             10/27/86       3385/87
                                         Europe              10/27/86       EP 86906676.1        0247091
                                         Europe              10/27/86       92115754.1
                                         France              10/27/86       EP 86906676.1        0247091
                                         Germany             10/27/86       EP 86906676.1        0247091
                                         Italy               10/27/86       EP 86906676.1        0247091
                                         Japan               10/27/86       505887/86
                                         Luxembourg          10/27/86       EP 86906676.1        0247091
                                         Netherlands         10/27/86       EP 86906676.1        0247091
                                         PCT                 10/27/86       PCT/US88/02269
                                                                                                               (WO 87/02671)
                                         Sweden              10/27/86       EP 86906676.1        0247091
                                         Switzerland/
                                         Liechtenstein       10/27/86       EP 86906676.1        0247091
                                         Taiwan              11/27/86       75105650             51922
                                         United Kingdom      10/27/86       EP 86906676.1        0247091

Modular Assembly        Robinson, Liu,   Australia           07/25/88       23244/88             632462
of Antibody Genes,      Horwitz, Wall,   Austria             07/25/88       EP 88907510.7        0371998
Antibodies Prepared     Better           Belgium             07/25/88       EP 88907510.7        0371998
Thereby and Use                          Canada              07/24/88       572,398
                                         Denmark             07/25/88       0192/90
                                         Europe              07/25/88       EP 88907510.7        0371998
                                         Europe              07/25/88       EP 93100041.8

                                         France              07/25/88       EP 88907510.7        0371998
                                         Germany             07/25/88       EP 88907510.7        0371998
                                         Italy               07/25/88       EP 88907510.7        0371998
                                         Japan               07/24/88       506481/88
                                         Luxembourg          07/25/88       EP 88907510.7        0371998
                                         Netherlands         07/25/88       EP 88907510.7        0371998
                                         PCT                 07/25/88       PCT/US88/02514
                                                                                                               (WO 89/00999)
                                         Sweden              07/25/88       EP 88907510.7        0371998
                                         Switzerland/
                                         Liechtenstein       07/25/88       EP 88907510.7        0371998
                                         United Kingdom      07/25/88       EP 88907510.7        0371998
                                         *United States      07/24/87       07/077,528
                                         United States       03/28/90       07/501,092
                                         United States       12/08/92       07/987,555
                                         United States       04/17/92       07/870,404
                                         United States       02/22/93       08/020,671
                                         United States       04/29/94       08/235,225
                                         United States       08/18/94       08/299,085
                                         United States       12/09/94       08/367,234

AraB Promoters          Lai, Lee, Lin    Austria             01/24/86       EP 86900983.7        0211047
and Method of           Ray, Wilcox      Belgium             01/24/86       EP 86900983.7        0211047
Producing                                Europe              01/24/86       EP 86900983.7        0211047
Polypeptides                             Finland             01/24/86       863891
Including                                France              01/24/86       EP 86900983.7        0211047
Cecropins by                             Germany             01/24/86       EP 86900983.7        0211047
Microbiological                          Italy               01/24/86       EP 86900983.7        0211047
Techniques                               Japan               01/24/86       500818/88
                                         Luxembourg          01/24/86       EP 86900983.7        0211047
                                         Netherlands         01/24/86       EP 86900983.7        0211047
                                         Norway              01/24/86       863808
                                         PCT                 01/24/86       PCT/US86/00131

                                                                                                               (WO 86/04356)
                                         Sweden              01/24/86       EP 86900983.7        0211047
                                         Switzerland/
                                         Liechtenstein       01/24/86       EP 86900983.7        0211047
                                         United Kingdom      01/24/86       EP 86900983.7        0211047
                                         *United States      01/28/85       06/695,309
                                         *United States      11/13/85       06/797,472
                                         United States       02/05/90       07/474,304           5,028,530

Novel Plasmid           Lei, Wilcox      Australia           01/09/89       29377/89             627443
Vector With                              Canada              01/10/89       587,885
Pectate Lyase                            Europe              01/09/89       EP 89901763.6
Signal Sequence                          Japan               01/09/89       501661/89
                                         PCT                 01/09/89       PCT/US89/00077                     (WO 89/06283)

                                         *United States      01/11/88       07/142,089

                                   SCHEDULE 2
                                   ----------

                                  Subsidiaries
                                  ------------



                                Enzon Labs, Inc.

                                  Symvex, Inc.

                                   Enzon GmbH

                                   SCHEDULE 3
                                   ----------

                                IN-LICENSES - SCA
                                -----------------



                    Agen Biomedical Limited
                    Memorial Sloan Kettering
                    Protein Engineering Corporation
                    XOMA

                                   SCHEDULE 4
                                   ----------

                               OUT-LICENSES - SCA
                               ------------------



                    Alexion Pharmaceuticals, Inc.
                    Baxter Healthcare Corporation
                    Bristol-Myers Squibb Corporation
                    Cambridge Antibody Technology Limited
                    Creative BioMolecules
                    Cell Genesys, Inc.
                    Cytoclonal Pharmaceutics, Inc.
                    Hybritech Incorporated
                    Invitrogen, Inc.
                    Neoprobe Corporation
                    PanVera Corporation
                    Pharmacia Biotech, Inc.
                    Pharmacia P-L Biochemicals, Inc.
                    Rhone Poulenc Rorer (Gencell)
                    Molecular Oncology, Inc. (MOI)
                    XOMA

                                    Exhibit E

                     PURCHASER'S LEGEND REMOVAL CERTIFICATE

To:  [Transfer agent name and address]

     Attention: ______________

     The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that _____________________________
                                                    (fill in name of Purchaser)
institution was the Purchaser of the Shares evidenced by the attached certificate, and in order to induce the Company to remove the legends contained on the certificates representing the Common Stock purchased by such Purchaser, Purchaser will sell such Shares (i) in accordance with the registration statement, file number in which case the Purchaser will satisfy the requirement of delivering a current prospectus in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 ("Rule 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144. Print or type:

     Name of Purchaser:  _______________________________________________________

     Name of Individual
      representing
      Purchaser (if an
      Institution):      _______________________________________________________

     Title of Individual
      representing
      Purchaser (if an
      Institution):      _______________________________________________________

Signature by:

         Purchaser or
          Individual representing
          Purchaser:     _______________________________________________________

                                    Exhibit F

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

To:  [Transfer agent name and address]

     Attention: _____________

     The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that _____________________________
                                                    (fill in name of Purchaser)
institution  was  the  Purchaser  of  the  Shares   evidenced  by  the  attached
certificate, and as such, proposes to transfer such Shares on or about ______________________ either (i) in accordance with the registration statement,
       (date)
file number _____________, in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 ("Rule 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144.

Print or type:

         Name of Purchaser:  ___________________________________________________

         Name of Individual
          representing
          Purchaser (if an
          Institution):      ___________________________________________________

         Title of Individual
          representing
          Purchaser (if an
          Institution):      ___________________________________________________

Signature by:

                                    Exhibit G

                          DESCRIPTION OF CAPITAL STOCK

                                    EXHIBIT G

                          Description of Capital Stock

     Under its Certificate of Incorporation, the Company is authorized to issue 60,000,000 shares of Common Stock, par value $.01 per share, and 3,000,000 shares of preferred stock, par value $.01 per share. As of May 29, 1998, there were 31,331,081 shares of Common Stock, and 108,000 shares of preferred stock designated as Series A Preferred Stock, outstanding. Other than the Series A Preferred Stock, there are no other classes of preferred stock designated and no other shares of preferred stock outstanding. Holders of shares of Common Stock and Series A Preferred Stock are entitled to one vote per share on matters to be voted upon by the stockholders of the Company. There are no cumulative voting rights and, accordingly, the holders of a majority of the combined Common Stock and Series A Preferred Stock may elect all of the directors. The Common Stock and the Series A Preferred Stock shall be voted as one class, except (i) with respect to any action amending or repealing any of the powers, designations, preferences and rights of the Series A Preferred Stock, which requires the affirmative vote of holders of not less than two-thirds of the then outstanding Series A Preferred Stock and (ii) with respect to any action increasing or decreasing the authorized shares or the par value of the Common Stock or preferred stock or altering or changing adversely the powers, preferences, or special rights of such shares, which pursuant to Section 242 of the Delaware General Corporation Law requires the affirmative vote of a majority of the outstanding shares of the class so being affected, voting as a class and the affirmative vote of a majority of the combination of the outstanding Common Stock and Series A Preferred Stock, voting as one class.

Common Stock

     Holders of shares of Common Stock will be entitled to receive dividends when, as and if declared by the Board of Directors and to share ratably in the assets of the Company legally available for distribution to its stockholders in the event of the liquidation, dissolution or winding up of the Company, in each case subject to the rights of the holders of the Series A Preferred Stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully-paid and non-assessable.

     The registrar and transfer agent for the Common Stock is Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York 10004.

     The authorized but unissued preferred stock may be issued by the Board of Directors from time to time in one or more series with such preferences, terms and rights as the Board of Directors may determine without further action by the stockholders of the Company. Accordingly, the Board of Directors has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rates, sinking fund, liquidation preferences and conversion rights for any series of preferred stock issued in the future.

     It is not possible to state the actual effect of the authorization of the preferred stock upon the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of a series of the preferred stock. The issuance of the preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the stockholders.

Series A Preferred Stock

     The holders of the Series A Preferred Stock are entitled to an annual dividend of $2.00 per share, payable semi-annually but only when and if declared by the Board of Directors out of funds legally available therefor. Dividends on the Series A Preferred Stock are cumulative and accrue and accumulate. No dividends are to be paid or set apart for payment on the Common Stock, nor are any shares of Common Stock to be redeemed, retired or otherwise acquired for valuable consideration unless the Company has paid in full, or made appropriate provision for the payment in full of, all dividends which have then accumulated on the Series A Preferred Stock.

     Since the Company did not make cash dividend payments for eight semi-annual periods from the date of issuance of the Series A Preferred Stock, any holder of Series A Preferred Stock may elect, upon written notice to the Company, to be paid all or any part of such accrued and unpaid dividends, and any dividends which accrue but are not paid in cash within thirty days of the scheduled payment date thereafter, in shares of the Company's Common Stock. Accrued and unpaid dividends payable to holders of Series A Preferred Stock as of the date such holder elects to convert the Series A Preferred Stock into Common Stock may, at the Company's option, be paid by the Company's issuance of Common Stock to such holder. In all cases the number of shares of Common Stock to be received in lieu of accrued dividends shall be determined by dividing the aggregate amount of the accrued and unpaid dividends by the conversion rate of the Series A Preferred Stock in effect on the date of election. To date, the Company has paid no dividends on the Series A Preferred Stock, except for accrued dividends payable on Series A Preferred Stock which has been converted, all of which have been paid with Common Stock. The Company does not presently intend to pay cash dividends on the Series A Preferred Stock. There were 1,733,000 of accrued and unpaid dividends on the Series A Preferred Stock as of March 31, 1998. Dividends on the Series A Preferred Stock currently accrue at the rate of $216,000 per year.

     Each share of Series A Preferred Stock is convertible at any time prior to redemption. For purposes of conversion, each share of Series A Preferred Stock is deemed to have a value of $25.00. The Series A Preferred Stock is convertible into Common Stock at a conversion rate of $11.00 per share of Common Stock. The conversion rate will be adjusted upon the Company's payment of dividends on its Common Stock in Common Stock, the subdivision or reduction of the Company's outstanding Common Stock, the reclassification of the Common Stock or the merger or consolidation of the Company, provided, however, that no such adjustment to the conversion rate will be made unless the net effect on the conversion price per share of all such events is at least $.50 in the aggregate.

     The Company may at any time, redeem the whole or any part of the Series A Preferred Stock then outstanding at a redemption price of $25.00 per share, plus in each case a sum equal to all accumulated and unpaid dividends thereon through the date fixed for redemption. In case of redemption of only part of the Series A Preferred Stock at any time outstanding, the Company shall designate the amount of Series A Preferred Stock so to be redeemed and shall redeem such Series A Preferred Stock on a pro rata basis. Subject to certain limitations, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Series A Preferred Stock shall be redeemed from time to time.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock will be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders, before any amount shall be paid to the holders of the Common Stock, the sum of $25.00 per share of Series A Preferred Stock, plus an amount equal to all accumulated and unpaid dividends thereon through the date fixed for payment of such distributive amount.

     All shares of Common Stock are of junior rank to Series A Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the holders of the Common Stock are subject to the preferences and relative rights of the Series A Preferred Stock. The Company may authorize and issue additional or other Preferred Stock which is of equal rank with the Series A Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Company; provided, however, that for so long as any Series A Preferred Stock remains outstanding, the Company shall not issue any capital stock which is more senior in rank than the Series A Preferred Stock in respect of the foregoing preferences or which shall have greater voting rights than the Series A Preferred Stock. In the event of a merger or consolidation of the Company with or into another corporation, the Series A Preferred Stock shall maintain its relative powers, designations and preferences.

Common Stock Purchase Warrants

     As of May 29, 1998 the Company had outstanding warrants to purchase an aggregate of 1,038,686 shares of Common Stock at exercise prices ranging from $2.50 to $ 5.63 per share.


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Options to Purchase Common Stock

     As of May 29, 1998 the Company had outstanding options to purchase an aggregate of 4,378,736 shares of Common Stock at exercise prices ranging from $1.88 to $14.88 per share held by employees, directors and consultants under the Company's Non-Qualified Stock Option Plan.

Independent Directors Stock Plan

     Under the terms of the Company's Independent Directors Stock Plan (approved by stockholders in December 1996) each independent director is granted shares of Common Stock equivalent to $2,500 per quarter, plus $500 for Board of Directors' meeting attended. The number of shares issued is based on the fair market value of the Common Stock on the last trading day of the applicable quarter.

Registration Rights

     Schering Corporation has piggyback registration rights with respect to 847,489 shares of Common Stock. Such shares are eligible under Rule 144(k) of the Securities Act of 1933, as amended.



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